UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

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GENERAL AMERICAN INVESTORS COMPANY, INC.

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(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

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(Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

100 Park Avenue

35th Floor

New York, New York  10017

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2010

ITEM 1:  REPORTS TO STOCKHOLDERS

For the six months ended June 30, 2010, the net	The optimism that was apparent at the beginning of
asset value per Common Share decreased	the year has faded as investors around the world now
8.7%, while the investment return to our stock-	question the strength of economic recovery and
holders decreased by 8.8%. By comparison, our	weigh the risk that sovereign defaults could pose to
benchmark, the Standard & Poor’s 500 Stock Index	financial markets. The resulting flight to safety has
(including income) decreased 6.7%. For the twelve	strengthened the dollar, elevated the price of precious
months ended June 30, 2010, the return on the net	metals, and led to bond returns exceeding stock gains
asset value per Common Share increased by 11.2%,	by the widest margin in a decade.
and the return to our stockholders increased by 15.9%;
these compare with an increase of 14.4% for the S&P	While the U.S. and Chinese economies may well be
500. During both periods, the discount at which our	slowing, a moderate recovery, lasting at least several
shares traded continued to fluctuate and on June 30,	more years, appears to be intact. Accommodative
2010, it was 14.8%.	monetary and fiscal policies, unburdened at present
by the fear of inflation, together with adequate man-
As detailed in the accompanying financial statements	ufacturing capacity, abundant labor, and cash rich
(unaudited), as of June 30, 2010, the net assets	corporate balance sheets, support this conclusion.
applicable to the Company’s Common Stock were
$759,358,271 equal to $25.12 per Common Share.	Over time, with the restoration of confidence, our
portfolio companies, with their sound finances, sell-
The decrease in net assets resulting from operations	ing at modest valuations, with dividend yields that in
for the six months ended June 30, 2010 was	some cases approach bond returns, are likely to be
$75,792,897. During this period, the net realized	rewarding.
gain on investments sold was $5,268,358, and the
decrease in net unrealized appreciation was	Information about the Company, including our
$77,694,451. Net investment income for the	investment objectives, operating policies and
three months was $2,289,185, and distributions to	procedures, investment results, record of dividend
Preferred Stockholders amounted to $5,655,989.	and distribution payments, financial reports and press
releases, is on our website and has been updated
During the six months, 1,192,429 shares of the	through June 30, 2010. It can be accessed on the
Company’s Common Stock were repurchased for	internet at www.generalamericaninvestors.com.
$28,643,454 at an average discount from net asset
value of 14.5%.	By Order of the Board of Directors,
The market rally of almost 80% from last year’s low,	GENERAL AMERICAN INVESTORS COMPANY, INC.
without a meaningful correction, ended in the second	Spencer Davidson
quarter. The recent weakness has facilitated the con-	Chairman of the Board
tinuing repurchase of our common shares. Year-to-	President and Chief Executive Officer
date, that total, almost 1.2 million, represents nearly
4% of our shares outstanding at year-end.	July 21, 2010

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (3.3%)
215,000	Textron Inc.		$3,648,550
325,000	United Technologies Corporation		21,095,750
		(Cost $33,409,026)	24,744,300
BUILDING AND REAL ESTATE (2.5%)
1,946,880	CEMEX, S.A. de C.V. ADR* (a)	(Cost $23,385,068)	18,826,330

COMMUNICATIONS AND INFORMATION SERVICES (5.9%)
960,000	Cisco Systems, Inc. (a)(b)		20,457,600
78,000	Leap Wireless International, Inc. (a)		1,012,440
700,000	QUALCOMM Incorporated		22,988,000
		(Cost $41,318,834)	44,458,040
COMPUTER SOFTWARE AND SYSTEMS (8.4%)
1,290,000	Dell Inc. (a)		15,557,400
570,000	Microsoft Corporation		13,115,700
168,100	NetEase.com, Inc. (a)		5,330,451
55,000	Nintendo Co., Ltd.		16,373,856
450,000	Teradata Corporation (a)		13,716,000
		(Cost $72,782,465)	64,093,407
CONSUMER PRODUCTS AND SERVICES (12.0%)
350,000	Diageo plc ADR*		21,959,000
300,000	Heineken N. V.		12,816,570
466,100	Hewitt Associates, Inc. Class A (a)		16,061,806
450,000	Nestle S.A.		21,877,321
300,000	PepsiCo, Inc.		18,285,000
		(Cost $77,737,735)	90,999,697
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (6.3%)
949,000	Republic Services, Inc.		28,213,770
630,000	Waste Management, Inc.		19,712,700
		(Cost $38,960,134)	47,926,470
FINANCE AND INSURANCE (25.6%)
BANKING (4.4%)
500,000	Bond Street Holdings LLC (a) (c)		10,000,000
375,000	JPMorgan Chase & Co. (a)		13,728,750
115,000	M&T Bank Corporation		9,769,250
		(Cost $25,840,044)	33,498,000
INSURANCE (13.5%)
315,000	Arch Capital Group Ltd. (a)		23,467,500
260,000	Everest Re Group, Ltd.		18,387,200
750,000	Fidelity National Financial, Inc.		9,742,500
37,500	Forethought Financial Group, Inc. Class A with Warrants (a)(d)		7,500,000
280,000	MetLife, Inc.		10,572,800
275,000	PartnerRe Ltd.		19,288,500
83,000	Transatlantic Holdings, Inc.		3,980,680
200,000	The Travelers Companies, Inc.		9,850,000
		(Cost $58,857,036)	102,789,180
OTHER (7.7%)
325,000	American Express Company		12,902,500
110	Berkshire Hathaway Inc. Class A (a)		13,200,000
1,666,667	Epoch Holding Corporation		20,450,004
617,500	Nelnet, Inc.		11,905,400
		(Cost $29,837,426)	58,457,904
		(Cost $114,534,506)	194,745,084

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (6.9%)
382,100	Cephalon, Inc. (a)		$21,684,175
529,900	Cytokinetics, Incorporated (a)		1,255,863
544,500	Gilead Sciences, Inc. (a)		18,665,460
755,808	Pfizer Inc.		10,777,822
195,344	Poniard Pharmaceuticals, Inc. (a)		117,206
		(Cost $60,480,764)	52,500,526
MACHINERY AND EQUIPMENT (2.7%)
1,200,000	ABB Ltd. ADR*	(Cost $13,364,456)	20,736,000

METALS (1.9%)
264,200	Alpha Natural Resources, Inc. (a)		8,948,454
150,000	Nucor Corporation		5,742,000
MISCELLANEOUS (6.3%)
	Other (e)	(Cost $50,932,073)	47,608,430

OIL AND NATURAL GAS (INCLUDING SERVICES) (10.6%)
295,478	Apache Corporation		24,876,293
130,062	Devon Energy Corporation		7,923,377
800,000	Halliburton Company		19,640,000
2,150,000	Weatherford International Ltd. (a)		28,251,000
		(Cost $66,725,403)	80,690,670
RETAIL TRADE (17.8%)
575,000	Costco Wholesale Corporation		31,527,250
400,000	J.C. Penney Company, Inc.		8,592,000
1,632,400	The TJX Companies, Inc.		68,479,180
550,000	Wal-Mart Stores, Inc.		26,438,500
		(Cost $56,251,235)	135,036,930
SEMICONDUCTORS (2.5%)
700,000	ASML Holding N.V.	(Cost $17,340,380)	19,229,000

TECHNOLOGY (3.6%)
750,000	International Game Technology		11,775,000
1,900,000	Xerox Corporation		15,276,000
		(Cost $34,368,474)	27,051,000
TRANSPORTATION (0.9%)
236,100	Alexander & Baldwin, Inc.	(Cost $11,005,032)	7,031,058

TOTAL COMMON STOCKS (117.2%)		(Cost $732,907,604)	890,367,396

	WARRANT
BANKING (0.3%)
155,000	JPMorgan Chase & Co.
	Expires 10/28/2018 (a)	(Cost $1,982,378)	1,959,200

Principal Amount	CORPORATE DEBT (f)
CONSUMER PRODUCTS AND SERVICES (1.3%)
$9,600,000	Smithfield Foods, Inc.
	7.75% due 5/15/2013	(Cost $7,940,479)	9,696,000
TECHNOLOGY (1.2%)
$10,000,000	VeriFone Holdings, Inc.
	1.375% due 6/15/2012	(Cost $6,494,669)	9,250,000
TOTAL CORPORATE DEBT (2.5%)		(Cost $14,435,148)	18,946,000

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
41,257,568	SSgA Prime Money Market Fund (5.4%)	(Cost $41,257,568)	$41,257,568
TOTAL INVESTMENTS (g) (125.4%)		(Cost $790,582,698)	952,530,164
Liabilities in excess of cash, receivables and other assets (-0.4%)			(3,054,718)
PREFERRED STOCK (-25.0%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$759,358,271

*	ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	165,500 shares held by custodian in a segregated custodial account as collateral for written options.
(c)	Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost and fair value is $20 per share, note 2. Fair value is based upon dated bid and transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among quali- fied investors and an evaluation of book value per share.
(d)	Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $7,500,000, unit cost and fair value is $200 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(e)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(f)	Level 2 fair value measurement, note 2. Fair value is based upon the most current bid price provided by independent dealers.
(g)	At June 30, 2010: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $245,580,447, aggregate gross unrealized depreciation was $83,632,981, and net unrealized appreciation was $161,947,466.

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
COMMUNICATIONS AND INFORMATION SERVICES
350	Cisco Systems, Inc./July 10/$28.00		$2,610
1,305	Cisco Systems, Inc./July 10/$27.00		350
	TOTAL CALL OPTIONS	(PREMIUMS DEPOSITED WITH BROKERS $168,500)	$2,960
(see notes to financial statements)

	SHARES	SHARES
INCREASES	AMOUNT TRANSACTED	AMOUNT HELD
NEW POSITIONS
JPMorgan Chase & Co.	375,000	375,000 (b)
JPMorgan Chase & Co., Warrants expiring 10/28/2018	155,000	155,000
ADDITIONS
Alpha Natural Resources, Inc.	10,000	264,200
Cephalon, Inc.	35,000	382,100
Devon Energy Corporation	30,062	130,062
Everest Re Group, Ltd.	10,000	260,000
Gilead Sciences, Inc.	425,000	544,500
PepsiCo, Inc.	15,000	300,000
Pfizer Inc.	100,000	755,808
DECREASES
ELIMINATIONS
McDermott International, Inc.	325,000	—
XTO Energy Inc.	200,000	—
REDUCTIONS
Heineken N.V.	25,000	300,000
M&T Bank Corporation	25,000	115,000
Nelnet, Inc.	17,500	617,500
Nintendo Co., Ltd.	12,100	55,000
The TJX Companies, Inc.	142,600	1,632,400

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2010 is shown in the following table
			PERCENT
INDUSTRY CATEGORY	COST(000)	VALUE(000)	COMMON NET ASSETS*
Finance and Insurance
Banking	$27,822	$35,457	4.7%
Insurance	58,857	102,789	13.5
Other	29,838	58,458	7.7
	116,517	196,704	25.9
Retail Trade	56,251	135,037	17.8
Consumer Products and Services	85,678	100,696	13.3
Oil and Natural Gas (Including Services)	66,725	80,691	10.6
Computer Software and Systems	72,783	64,093	8.4
Health Care/Pharmaceuticals	60,481	52,501	6.9
Environmental Control (Including Services)	38,960	47,927	6.3
Miscellaneous**	50,932	47,608	6.3
Communications and Information Services	41,319	44,458	5.9
Technology	40,863	36,301	4.8
Aerospace/Defense	33,409	24,744	3.3
Machinery and Equipment	13,365	20,736	2.7
Semiconductors	17,340	19,229	2.5
Building and Real Estate	23,385	18,826	2.5
Metals	20,312	14,690	1.9
Transportation	11,005	7,031	0.9
	749,325	911,272	120.0
Short-Term Securities	41,258	41,258	5.4
Total Investments	$790,583	952,530	125.4
Other Assets and Liabilities - Net		(3,055)	(0.4)
Preferred Stock		(190,117)	(25.0)
Net Assets Applicable to Common Stock		$759,358	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $732,907,604)		$890,367,396
Warrant (cost $1,982,378)		1,959,200
Corporate debt (cost $14,435,148)		18,946,000
Money market fund (cost $41,257,568)		41,257,568
Total investments (cost $790,582,698)		952,530,164
RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$1,067,214
Dividends, interest and other receivables	1,281,105
Qualified pension plan asset, net excess funded (note 7)	3,145,316
Prepaid expenses and other assets	2,697,399	8,191,034
TOTAL ASSETS		960,721,198

LIABILITIES
Payable for securities purchased	1,931,153
Accrued preferred stock dividend not yet declared	219,958
Outstanding options written, at value (premiums deposited with brokers $168,500)(note 1a)	2,960
Accrued supplemental pension plan liability (note 7)	3,397,911
Accrued supplemental thrift plan liability (note 7)	2,544,433
Accrued expenses and other liabilities	3,149,337

TOTAL LIABILITIES		11,245,752

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 30,232,786 shares (note 5)		$759,358,271
NET ASSET VALUE PER COMMON SHARE		$25.12

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,232,786 shares at par value (note 5)	$30,232,786
Additional paid-in capital (note 5)	568,202,126
Undistributed net investment income	4,811,847
Undistributed realized gain on investments	5,268,358
Accumulated other comprehensive income (note 7)	(5,393,908)
Unallocated distributions on Preferred Stock	(5,875,944)
Unrealized appreciation on investments and options	162,113,006
NET ASSETS APPLICABLE TO COMMON STOCK		$759,358,271

(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $464,985)	$7,307,716
Interest	1,602,490	$8,910,206
EXPENSES
Investment research	3,741,538
Administration and operations	1,451,553
Office space and general	839,171
Auditing and legal fees	176,000
Directors’ fees and expenses	135,375
Miscellaneous taxes	107,034
Stockholders’ meeting and reports	85,350
Transfer agent, custodian and registrar fees and expenses	85,000	6,621,021
NET INVESTMENT INCOME		2,289,185
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $1,457,216)	5,222,135
Written option transactions	46,223
Net decrease in unrealized appreciation on investments:	5,268,358
Securities	(77,821,267)
Written options	126,816
	(77,694,451)
NET LOSS ON INVESTMENTS		(72,426,093)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,989)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($75,792,897)

	Six Months Ended	Year Ended
OPERATIONS	June 30, 2010	December 31, 2009
Net investment income	$2,289,185	$3,400,143
Net realized gain on investments	5,268,358	15,219,812
Net increase (decrease) in unrealized appreciation	(77,694,451)	204,253,481
	(70,136,908)	222,873,436
Distributions to Preferred Stockholders:
From net investment income	—	(3,389,107)
From short-term capital gains	—	(1,654,369)
From long-term capital gains	—	(6,107,907)
Return of capital	—	(333,668)
Unallocated distributions	(5,655,989)	11,047
Decrease in net assets from Preferred distributions	(5,655,989)	(11,474,004)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(75,792,897)	211,399,432
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158; Note 7)	(528,750)	1,911,451

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(3,248,669)
From short-term capital gains	—	(1,585,814)
From long-term capital gains	—	(5,854,806)
Return of capital	—	(319,841)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(11,009,130)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	6,430,088
Cost of Common Shares purchased	(28,643,454)	(19,553,159)
Benefit to Common Shareholders resulting from Preferred Shares purchased	—	546,889
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(28,643,454)	(12,576,182)
NET INCREASE (DECREASE) IN NET ASSETS	(104,965,101)	189,725,571

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	864,323,372	674,597,801
END OF PERIOD (including undistributed net investment income of $4,811,847 and
$2,522,662, respectively)	$759,358,271	$864,323,372

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2010 and for each year in the five-year period ended December 31, 2009. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.50	$21.09	$38.10	$40.54	$39.00	$35.49
Net investment income	.08	.11	.42	.31	.34	.19
Net gain (loss) on investments -
realized and unrealized	(2.25)	6.94	(16.15)	3.39	4.72	5.85
Other comprehensive income	(.02)	.07	(.25)	.02	.03	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.11)	(.02)	(.04)	(.03)
Distributions from net short-term capital gains	—	(.05)	—	(.03)	(.01)	(.08)
Distributions from net long-term capital gains	—	(.19)	(.27)	(.36)	(.36)	(.30)
Distributions from return of capital	—	(.01)	—	—	—	—
Unallocated	(.19)	—	—	—	—	—
	(.19)	(.36)	(.38)	(.41)	(.41)	(.41)
Total from investment operations	(2.38)	6.76	(16.36)	3.31	4.68	5.63
Distributions on Common Stock:
Dividends from net investment income	—	(.10)	(.19)	(.33)	(.29)	(.15)
Distributions from net short-term capital gains	—	(.05)	—	(.38)	(.04)	(.44)
Distributions from net long-term capital gains	—	(.19)	(.46)	(5.04)	(2.81)	(1.53)
Distributions from return of capital	—	(.01)	—	—	—	—
	—	(.35)	(.65)	(5.75)	(3.14)	(2.12)
Net asset value, end of period	$25.12	$27.50	$21.09	$38.10	$40.54	$39.00
Per share market value, end of period	$21.40	$23.46	$17.40	$34.70	$37.12	$34.54
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(8.78)%*	36.86%	(48.20)%	8.72%	16.78%	17.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$759,358	$864,232	$674,598	$1,202,923	$1,199,453	$1,132,942
Ratio of expenses to average net assets
applicable to Common Stock	1.57%**	1.93%	0.87%	1.11%	1.06%	1.25%
Ratio of net income to average net assets
applicable to Common Stock	0.54%**	0.46%	1.31%	0.78%	0.86%	0.51%
Portfolio turnover rate	8.98%*	24.95%	25.52%	31.91%	19.10%	20.41%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$199,617	$200,000	$200,000	$200,000
Asset coverage	499%	555%	438%	701%	700%	666%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.07	$24.53	$21.90	$21.99	$24.44	$24.07

*Not annualized
** Annualized

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded pri-
marily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securi-
ties to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain for-
eign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The differ-
ence between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-
sions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a real-
ized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the pro-
ceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the
Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for writ-
ten option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments repre-
sents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in secu-
rities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental super-
vision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distri-
butions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are record-
ed on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relat-
ing to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended June 30, 2010, the Company did not have any liabilities for any unrec-
ognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or loss-
es pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$872,867,396	—	$17,500,000	$890,367,396
Warrant	1,959,200	—	—	1,959,200
Corporate debt	—	18,946,000	—	18,946,000
Money market fund	41,257,568	—	—	41,257,568
Total	$916,084,164	$18,946,000	$17,500,000	$952,530,164
Liabilities
Options written	($2,960)	—	—	($2,960)

The aggregate value of Level 2 and 3 portfolio investments changed during the six months ended June 30, 2010 as follows:

	Level 2	Level 3
Fair value at December 31, 2009	$29,357,226	$16,850,000
Cost basis of investments sold	(7,127,127)	—
Net realized gain on investments sold	(4,084,769)	—
Net change in unrealized appreciation on investments	800,670	650,000
Fair value at June 30, 2010	$18,946,000	$17,500,000

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2010 amounted to $87,855,462 and $108,757,880, on long transactions, respectively.
4. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the six months ended June 30, 2010 were as follows:

	Covered Call		Collateralized Put
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	—	—	250	$46,223
Options written	1,655	$168,500	—	—
Options expired	—	—	250	(46,223)
Options outstanding, June 30, 2010	1,655	$168,500	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
30,232,786 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
June 30, 2010.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation prefer-
ence of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 395,313
Preferred Shares have been repurchased at an aggregate cost of $9,276,538, an average cost per share of $23.47, through December 31,
2009; no Preferred Shares were repurchased during the six months ended June 30, 2010. The average discount of $1.53 per Preferred
Share, $606,287 in the aggregate, was credited to additional paid-in capital of Common Stock.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a cer-
tain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock elect two members of the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the
Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets appli-
cable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2010 and the year ended December 31, 2009 were as follows:

	Shares		Amount
	2010	2009	2010	2009
Increase in par value of shares issued in payment of dividends and
distributions (includes 281,281 shares issued from treasury)	—	281,281	—	$281,281
Increase in paid-in capital			—	6,148,807
Total increase			—	6,430,088
Decrease in par value of shares purchased (average discount from
NAV of 14.5% and13.6%, respectively)	1,192,429	836,938	($1,192,429)	(836,938)
Decrease in paid-in capital			(27,451,025)	(18,716,221)
Total decrease			(28,643,454)	(19,553,159)
Net decrease			($28,643,454)	($13,123,071)

At June 30, 2010, the Company held in its treasury 1,748,086 shares of Common Stock with an aggregate cost in the amount of
$41,997,676.

6. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company pertaining to the six months ended June
30, 2010 to its officers (identified on back cover) amounted to $3,512,000.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2010 were:

Service cost	$166,351
Interest cost	329,965
Expected return on plan assets	(473,025)
Amortization of prior service cost	19,170
Recognized net actuarial loss	84,662
Net periodic benefit cost	$127,123

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2010 was $214,426. The qualified thrift plan acquired 15,800 shares of the Company’s Common Stock during the six months ended June 30, 2010 and held 532,486 shares of the Company’s Common
Stock at June 30, 2010.
The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $553,500 for the six months ended June 30, 2010. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2011 through 2012, $1,183,000 in 2013 through 2017, and
$99,000 in 2018.

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages are unspecified at this time. No liabilities or expenses have been incurred by the Company to date.

Purchases of the Company’s Common Stock as set forth in Note 5 on page 10, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2010 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 12, 2010, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance list-
ing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company, LLC
Ernst & Young LLP	59 Maiden Lane
New York, NY 10038
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have reviewed the accompanying statement of assets and liabilities of
General American Investors Company, Inc., including the statement of investments, as of June 30, 2010, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2010. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public
Company Accounting Oversight Board (United States). A review of interim finan-
cial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting mat-
ters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in con-
formity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with the standards of the Public
Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2009 and financial highlights for each of the five years in the period then ended and in our report, dated February 3, 2010 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                               ERNST & YOUNG LLP
August 2, 2010

                   A Closed-End Investment Company
              listed on the New York Stock Exchange

                             100 PARK AVENUE
                          NEW YORK • NY 10017
                      212-916-8400 • 1-800-436-8401
                E-mail: InvestorRelations@gainv.com
                www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2010	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	180,399	23.7461	180,399	1,133,216
02/01-02/28	124,458	22.9049	124,458	1,008,758
03/01-03/31	203,146	24.5529	203,146	805,612
04/01-04/30	240,108	25.5969	240,108	565,504
05/01-05/31	302,994	23.6820	302,994	262,510
06/01-06/30	141,324	22.6404	141,324	121,186

Total for year	1,192,429		1,192,429

Note-	On January 20, 2010, the Board of Directors authorized and the registrant announced the repurchase of up to 800,000 shares of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2010, there were 513,615 shares available for repurchase under such authorization. As of the end of the period, June 30, 2010, there were 121,186 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2010	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. This represents a repurchase program which began on
December 10, 2008. As of the beginning of the period, January 1, 2010, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2010, there were 604,687 shares available for repurchase under this program.

 ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2010.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2010, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of  General  American  Investors Company,  Inc. (the  "Registrant"),  including the principal  executive  officer ("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation, the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of June 30, 2010, the  Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information  required  to be disclosed  by the  Registrant  on  Form  N-CSR   is  recorded, processed,  summarized  and reported  within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics  disclosure  required by Item 2 is not  applicable  to this semi-annual report.

(a)(2)  Certifications  of the  principal  executive  officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of

1940.

(a)(3) There were no written  solicitations  to purchase  securities  under Rule

23c-1 under the Investment  Company Act of 1940 during the period covered by the report.

(b)  Certifications  of  the  principal  executive  officer  and  the  principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:      /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: August 3, 2010

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Spencer Davidson

            Spencer Davidson

Chairman, President and Chief Executive Officer

(Principal Executive Officer)

Date: August 3, 2010

By:      /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: August 3, 2010